UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): March 27, 2013 (November 6, 2012)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

This current report on Form 8-K is being filed to provide notice of a hearing relating to the Stipulation of Settlement for the previously-disclosed consolidated shareholder derivative action litigation, In re Cell Therapeutics, Inc. Derivative Litigation, Case No. C10-564 MJP (“Stipulation of Settlement”) between plaintiffs, Cell Therapeutics, Inc. (the “Company”) and certain of its current directors. Preliminary approval of the Stipulation of Settlement was previously reported on the current report on Form 8-K filed by the Company on December 31, 2012.

A hearing (the “Settlement Hearing”) shall be held before the Honorable Marsha J. Pechman in the United States District Court for the Western District of Washington in Seattle on May 31, 2013 at 2:00 p.m. to determine: (i) whether the Settlement of the Action on the terms and conditions provided for in the Stipulation of Settlement is fair, reasonable, and adequate to the Company and Current CTI Shareholders, and should be finally approved by the Court; (ii) whether the Notice fully satisfied the requirements of Rule 23.1 and the requirements of due process; (iii) whether a Judgment as provided in, and attached as Exhibit E to the Stipulation of Settlement should be entered, dismissing the Action with prejudice; (iv) whether all Released Claims against the Released Persons should be fully and finally released; (v) the amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel for their efforts in connection with the litigation; (vi) whether, and in what amount, the Plaintiffs are entitled to incentive awards for their efforts in connection with the litigation; and (vii) to rule upon such other matters as the Court may deem appropriate.

Additional information regarding the Settlement Hearing can be found in the Notice of Pendency and Proposed Settlement of Action, including terms not otherwise defined in this Item 8.01, which is attached to this Form 8-K as Exhibit 99.1. Attached as Exhibit 99.2 is a complete copy of the Stipulation of Settlement with all exhibits, including the proposed Notice of Pendency and Proposed Settlement of Action. Please refer to the Notice of Pendency and Proposed Settlement of Action attached to this Form 8-K as Exhibit 99.1 for current information about the upcoming Settlement Hearing on May 31, 2013 at 2:00 p.m.

The foregoing summary is qualified entirely by reference to Exhibits 99.1 and 99.2 of this Current Report on Form 8-K, the content of which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Notice of Pendency and Proposed Settlement of Action.

99.2	Stipulation of Settlement, dated November 6, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: March 27, 2013	By:	/s/ JAMES A. BIANCO, M.D.
James A. Bianco, M.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice of Pendency and Proposed Settlement of Action.

99.2	Stipulation of Settlement, dated November 6, 2012